Exhibit 10.9

Mortgage, Security Agreement, Assignment of Leases and Rents
and Fixture Filing Statement
Dated as of May 3, 2011
From
[                                                              ]
(the “Company”)
To
Sun Life Assurance Company of Canada
(the “Mortgagee”)

This instrument was
prepared by and when recorded
return to:
Charles J. Kolin, Esq.
Chapman and Cutler LLP
111 West Monroe Street
Chicago, Illinois 60603

-ii-

Mortgage, Security Agreement, Assignment of Leases and Rents
and Fixture Filing Statement
          Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing Statement dated as of May 3, 2011 (this “Mortgage”), from[                                                              ] , organized under the laws of the State of Ohio (the “Company”), having its mailing address at 8500 Station Street, Suite 100, Mentor, Ohio 44060, to Sun Life Assurance Company of Canada (the “Mortgagee”), whose address is 150 King Street West, 3rd Floor, Toronto, Ontario M5H 1J9, Canada.
          This Mortgage is also a Security Agreement and financing statement under the Uniform Commercial Code of the State of Ohio and in compliance therewith the following information is set forth:
          1. The names and addresses of the Debtor and Secured Party are:

Debtor:	[ ]
Attention: Thomas J. Smith, Chief Financial
Officer
8500 Station Street, Suite 100
Mentor, Ohio 44060

Secured Party:	Sun Life Assurance Company of Canada
Attention: Nushi Kazemian-Private Fixed
Income
150 King Street West, 3rd Floor
Toronto, Ontario M5H 1J9
Canada
          2. The property covered by this Security Agreement and financing statement is described in the Granting Clauses hereof.
          3. Some or all of the fixtures, equipment and other property described herein are or may become fixtures.
          4. The Debtor is the record owner of the real estate described below.
          Prepared by/Return to: Charles J. Kolin, Esq., Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603.
Recitals
          A. Northeast Ohio Natural Gas Corp., an Ohio corporation (“NEO”), Orwell Natural Gas Company, an Ohio corporation (“Orwell”), Brainard Gas Corp., an Ohio corporation (“Brainard”; Brainard, NEO and Orwell are referred to herein, collectively, as the “Fixed Rate

Issuers”), Great Plains Natural Gas Company, an Ohio corporation (in its capacity as a guarantor under the hereinafter defined Fixed Rate Note Purchase Agreement, “Great Plains”), Lightning Pipeline Company, Inc., an Ohio corporation (“Lightning”), the Company, Kidron Pipeline, LLC, an Ohio limited liability company (“Kidron”), Gas Natural Service Company, LLC, an Ohio limited liability company (“Service Company”), Gas Natural Inc., an Ohio corporation (the “Parent”), and the Mortgagee have executed and delivered the Note Purchase Agreement dated as of November 1, 2010, as amended by the First Amendment dated as of May 3, 2011 (as so amended, and as may hereafter from time to time be further amended, restated, modified or supplemented, the “Fixed Rate Note Purchase Agreement”), pursuant to which (i) the Mortgagee has agreed to purchase $15,334,000 aggregate principal amount of the Fixed Rate Issuers’ Senior Secured Guaranteed Notes due June 1, 2017 (the “Fixed Rate Notes”) and (ii) Great Plains, Lightning, the Company, Kidron, Service Company and the Parent have each agreed to jointly and severally guarantee the Guaranteed Obligations (as defined in the Fixed Rate Note Purchase Agreement).
          B. Great Plains Natural Gas Company, an Ohio corporation (in its capacity as issuer of the hereinafter defined Floating Rate Notes, the “Floating Rate Issuer”), Lightning, the Company, Kidron, Service Company, the Parent and the Mortgagee have executed and delivered the Note Purchase Agreement dated as of November 1, 2010, as amended by the First Amendment dated as of May 3, 2011 (as so amended, and as may hereafter from time to time be further amended, restated, modified or supplemented, the “Floating Rate Note Purchase Agreement”), pursuant to which (i) the Mortgagee has agreed to purchase $3,000,000 aggregate principal amount of the Floating Rate Issuer’s Floating Rate Senior Secured Guaranteed Notes due 2013 (the “Floating Rate Notes") and (ii) Lightning, the Company, Kidron, Service Company and the Parent have each agreed to jointly and severally guarantee the Guaranteed Obligations (as defined in the Floating Rate Note Purchase Agreement).
          C. Each of the Notes, as may be amended from time to time, and all principal thereof, premium, if any, and interest thereon, all Obligations and all additional amounts and other sums at any time due and owing from, and required to be paid by the Company and the other respective Obligors under the terms of the Notes, the Note Purchase Agreements, this Mortgage and the other Financing Agreements to which they are a party, are collectively hereinafter sometimes referred to as the “Indebtedness Hereby Secured.”
          D. The Company is duly authorized under all applicable provisions of law and its Articles of Organization and Operating Agreement to guarantee the Indebtedness Hereby Secured, to execute and deliver this Mortgage and to mortgage, convey and assign the Mortgaged Property (as defined herein) to the Mortgagee as security for the Indebtedness Hereby Secured and all action and all consents, approvals and other authorizations and all other acts and things necessary to make this Mortgage the valid, binding and legal instrument for the security of the Indebtedness Hereby Secured have been done and performed.
          E. Capitalized terms used and not otherwise defined elsewhere in this Mortgage shall have their respective meanings assigned thereto in Section 1.

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          Now, therefore, this Mortgage Witnesseth: That the Company, in consideration of the premises, the purchase and acceptance of the Notes by the Mortgagee and of the sum of Ten Dollars received by the Company from the Mortgagee and other good and valuable consideration, receipt whereof is hereby acknowledged, and in order to secure the payment of the principal of, premium, if any, and interest on the Notes according to their tenor and effect, and to secure the payment of all other Indebtedness Hereby Secured and the performance and observance of all the covenants, agreements and conditions contained in or incorporated by reference into the Notes, this Mortgage, the Note Purchase Agreements and the other Financing Agreements, the Company does hereby grant, warrant, mortgage, assign, pledge, sell, demise, bargain, convey, transfer, set over and hypothecate unto the Mortgagee, its successors and assigns, forever, With Power of Sale, to the extent permitted by law, and grants to the Mortgagee, its successors and assigns, forever, a security interest in and to all and singular the following described properties, rights, interest and privileges and all of the Company’s estate, right, title and interest therein, thereto and thereunder (all of which properties, rights, interests and privileges hereby mortgaged, assigned, pledged and hypothecated or intended so to be are hereinafter collectively referred to as the “Mortgaged Property”):
Granting Clause First
The Property
          The parcel of land in County of Marion, State of Ohio, described in Exhibit A hereto, together with the entire interest of the Company in and to all buildings, structures, improvements and appurtenances now standing, or at any time hereafter constructed or placed, upon such land, including all right, title and interest of the Company, if any, in and to all building material, building equipment and fixtures of every kind and nature whatsoever on said land or in any building, structure or improvement now or hereafter standing on said land which are classified as fixtures under applicable law and which are used in connection with the operation, maintenance or protection of said buildings, structures and improvements as such (including, without limitation, all boilers, air conditioning, ventilating, plumbing, heating, lighting and electrical systems and apparatus, all communications equipment and intercom systems and apparatus, all sprinkler equipment and apparatus and all elevators and escalators) and the reversion or reversions, remainder or remainders, in and to said land, and together with the entire interest of the Company in and to all and singular the tenements, hereditaments, easements, rights of way, rights, privileges and appurtenances to said land, belonging or in anywise appertaining thereto, including, without limitation, the entire right, title and interest of the Company in, to and under any streets, ways, alleys, gores or strips of land adjoining said land, and all claims or demands whatsoever of the Company either in law or in equity, in possession or expectancy, of, in and to said land, it being the intention of the parties hereto that, so far as may be permitted by law, all property of the character hereinabove described, which is now owned or is hereafter acquired by the Company and is affixed or attached or annexed to said land, shall be and remain or become and constitute a portion of said land and the security covered by and subject to the lien of this Mortgage, together with all accessions, parts and appurtenances appertaining or attached thereto and all substitutions, renewals or replacements of and additions, improvements, accessions and accumulations to any and all thereof, and together with all rents, income, revenues, awards, issues and profits thereof, and the present and continuing right to make claim for, collect, receive

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and receipt for any and all of such rents, income, revenues, awards, issues and profits arising therefrom or in connection therewith (collectively, the “Property”).
Granting Clause Second
The Leases and Rents
          All rights of the Company with respect to tenants or occupants now or hereafter occupying all or any part of the Property, if any, including without limitation all leases, subleases, rental agreements, occupancy agreements and licenses and rights in connection therewith, whether oral or written, and all guaranties and other supporting obligations relating thereto (each a “Lease”, collectively, the “Leases"), and all rents, profits, issues and income, both from services and occupation, royalties, revenues and payments, including prepayments and security deposits (collectively, the “Rents"), which are now or hereafter due or to be paid in connection with the Property or the Personal Property (as defined herein).
Granting Clause Third
Condemnation Awards
          All of the right, title and interest of the Company in and to any award or awards or settlements or payments heretofore made or hereafter to be made by any municipal, county, state or federal authorities to the present or any subsequent owners of the Mortgaged Property, including, without limitation, any award or awards, or settlements or payments, hereafter made resulting from (i) condemnation proceedings or the taking of the Mortgaged Property, or any part thereof, under the power of eminent domain, or (ii) the alteration of grade or the location or the discontinuance of any street adjoining the Mortgaged Property or any portion thereof, or (iii) any other injury to or decrease in value of the Mortgaged Property; and the Company hereby agrees to execute and deliver from time to time such further instruments as may be requested by the Mortgagee to confirm such assignment to Mortgagee of any such award, damage, payment or other compensation.
Granting Clause Fourth
Personal Property
          All tangible and intangible personal property now owned or at any time hereafter acquired by the Company of every nature and description, and used in any way in connection with the Mortgaged Property, or any other portion of the same, including, without limitation, all inventory; goods; materials; supplies; equipment; furnishings; fixtures; accounts; accounts receivable; chattel paper; documents; instruments; investment property; money; bank accounts (including, without limitation, the Debt Service Reserve Account (as defined in each of the Note Purchase Agreements) and any other accounts or reserves that are subject to a Control Agreement (as defined in each of the Note Purchase Agreements); security deposits; claims to rebates, refunds or abatements of real estate taxes or any other taxes; contract rights, plans and

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specifications; permits, licenses and general intangibles; the rights of the Company under any contracts with respect to the Mortgaged Property or any portion thereof; signs, brochures, advertising and good will.
Granting Clause Fifth
Other and After-Acquired Property
          Any and all moneys and other property (including each amendment or supplement to any and all instruments included in the Mortgaged Property) which may from time to time, by delivery to the Mortgagee or by any instrument, including this Mortgage, be subjected to the lien hereof by the Company or by anyone on the behalf of the Company or with the consent of the Company, or which may come into the possession or be subject to the control of the Mortgagee pursuant to this Mortgage, or pursuant to any instrument included in the Mortgaged Property, it being the intention of the Company and the Mortgagee and it being hereby agreed by them that all property hereafter acquired by the Company and required to be subjected to the lien of this Mortgage or intended so to be shall forthwith upon the acquisition thereof by the Company be as fully embraced within the lien of this Mortgage as if such property were now owned by the Company and were specifically described in this Mortgage and granted hereby or pursuant hereto.
Granting Clause Sixth
Proceeds
          All proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquidated claims, including, without limitation, all proceeds of insurance and condemnation awards and payments and all products, additions, accessions, substitutions and replacements of any of the foregoing.
          To have and to hold the Mortgaged Property unto the Mortgagee and its successors and assigns, in fee simple title forever, with the purpose of securing performance of each agreement, covenant and warranty of the Company contained in the Financing Agreements and payment of all Indebtedness Hereby Secured.
          In trust, nevertheless, with power of sale (to the extent permitted by law), upon the terms and trusts herein set forth for the benefit and security of all present and future holders of the Indebtedness Hereby Secured in accordance with its terms and all other sums payable hereunder, under the Notes and under the other Financing Agreements, and for the performance and observance of the Notes, this Mortgage and the other Financing Agreements, all as herein set forth.
          Provided, nevertheless, and these presents are upon the express condition that if the Company performs the covenants herein contained and pays to the Mortgagee, its successors or assigns, the full amount of all Indebtedness Hereby Secured, the estate, right and interest of the

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Mortgagee in the property hereby conveyed shall cease and this Mortgage shall become null and void, but otherwise to remain in full force and effect.
          It is agreed and understood by the parties hereto that:
     1. This Mortgage is intended to and shall constitute security for the entire Indebtedness Hereby Secured.
     2. Any part of the security herein described, and any security described in any other mortgage, assignment of lease or other instrument now or hereafter given to secure the indebtedness which is secured by this Mortgage, may be released by the Mortgagee without affecting the lien hereof on the remainder.
     3. The Company for itself and all who may claim through or under it waives any and all right to have the property and estates comprising the Mortgaged Property marshalled upon any foreclosure of the lien hereof, or to have the Mortgaged Property hereunder and the property covered by any other mortgage or assignment of lease securing the Notes marshalled upon any foreclosure of any of said mortgages or assignments of leases, and agrees that any court having jurisdiction to foreclose such lien may order the Mortgaged Property sold as an entirety.
     4. Upon the occurrence of an Event of Default, the Mortgagee has, among other things, the right to foreclose on the Mortgaged Property and dispose of the same. To the extent permitted by law, the Mortgagee’s deed or other instrument of conveyance, transfer or release (which, if permitted by law, may be in the name of the Mortgagee or as attorney for the Company and the Mortgagee hereby is irrevocably appointed) shall be effective to convey and transfer to the grantee an indefeasible title to the property covered thereby, discharged of all rights of redemption by the Company or any person claiming under it, and to bar forever all claims by the Company or the said Mortgagee to the property covered thereby and no grantee from the Mortgagee shall be under any duty to inquire as to the authority of the Mortgagee to execute the same, or to see to the application of the purchase money.
     5. The general assignment made under Granting Clause Second and Section 2.11 hereof is executed as a present, unconditional and absolute assignment and not merely as collateral security, and the execution and delivery of this Mortgage shall not in any way impair or diminish any obligations of the Company as landlord under any Lease nor impair, affect or modify any of the terms and conditions of the Notes, the Note Purchase Agreements or any of the other Financing Agreements, nor shall any of such obligations be imposed upon the Mortgagee, including but not limited to collecting rentals or enforcing performance by any tenant. Without limiting the generality of the foregoing, the Mortgagee shall not be obligated to perform or discharge, nor does the Mortgagee hereby undertake to perform or discharge, any obligation, duty or liability under any Lease, or under or by reason of this Mortgage; and it is further understood and agreed that this Mortgage shall not operate to place responsibility for the control, care, management or repair of the Mortgaged Property upon the Mortgagee, nor for the

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carrying out of any of the terms and conditions of any Lease, nor shall it operate to make the Mortgagee responsible or liable for any waste committed on the Mortgaged Property by any tenant or any other parties, or for any dangerous or defective condition of the Mortgaged Property, or for any negligence of the management, upkeep, or repair or control of the Mortgaged Property resulting in loss or injury or death to any tenant, licensee, employee or stranger. The Mortgagee may, at its option, although it shall not be obligated to do so, after giving written notice to any tenant and the Company, perform any Lease covenant for and on behalf of the Company and may recover any money advanced, for any such purpose from the Company on demand, with interest at the Default Rate (or at the maximum rate permitted by applicable law, whichever is less) from the date of advancement. Upon the payment in full of the principal of (and premium, if any) and all interest on the Notes and of all other sums payable on the Notes or under the Note Purchase Agreements or this Mortgage or any other Financing Agreement and the performance and observance of the provisions thereof, this Mortgage shall cease and terminate and all the estate, right, title, interest, claim and demand of the Company under any Lease in and to the above-described assigned property shall revert to the Company under any Lease, and the Mortgagee shall at the request of the Company deliver to the Company an instrument cancelling the assignment of Lease set forth in this Mortgage and reassigning the above described assigned property to the Company.
     6. The Company does hereby irrevocably constitute and appoint the Mortgagee, its true and lawful attorney with full power of substitution, for it and in its name, place and stead, to ask, demand, collect, receive, receipt for, sue for, compound and give acceptance for any and all rents, income and other sums which are assigned under the Granting Clauses of this Mortgage with full power to sue for, settle, adjust or compromise any claim thereunder as surely as the Company could itself do and to endorse the name of the Company on all commercial paper given in payment or in part payment thereof, and in its discretion to file any claim or take any other action or proceedings either in its own name or in the name of the Company or otherwise, which the Mortgagee may deem necessary or appropriate to protect and preserve the right, title and interest of the Mortgagee in and to such rents and other sums and the security intended to be afforded by this Mortgage.
Section 1. Definitions.
          The following terms shall have the following meanings for all purposes of this Mortgage (any capitalized terms not otherwise defined herein shall have the meanings set forth therefor in each of the applicable Note Purchase Agreements):
          “Company” shall mean not only[    ], but also its successors and assigns.
          “Event of Default” means, individually and collectively, (a) any “Event of Default” as defined in the Fixed Rate Note Purchase Agreement and (b) any “Event of Default” as defined in the Floating Rate Note Purchase Agreement.

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          “Financing Agreements” means, individually and collectively, (a) the “Financing Agreements” as defined in the Fixed Rate Note Purchase Agreement and (b) the “Financing Agreements” as defined in the Floating Rate Note Purchase Agreement.
          “Fixed Rate Notes” is defined in Recital A hereto.
          “Fixed Rate Note Purchase Agreement” is defined in Recital A hereto.
          “Fixed Rate Obligations” shall mean the “Obligations” as defined in the Fixed Rate Note Purchase Agreement.
          “Fixed Rate Obligors” shall mean, individually and collectively, the Fixed Rate Issuers, Great Plains, Lightning, the Company, Kidron, Service Company and the Parent and any other person or entity that from time to time becomes an “Obligor” under the Fixed Rate Note Purchase Agreement pursuant to the terms and conditions of Section 9.8 thereof.
          “Floating Rate Obligations” shall mean the “Obligations” as defined in the Floating Rate Note Purchase Agreement.
          “Floating Rate Obligors” shall mean, individually and collectively, the Floating Rate Issuers, Lightning, the Company, Kidron, Service Company and the Parent and any other person or entity that from time to time becomes an “Obligor” under the Floating Rate Note Purchase Agreement pursuant to the terms and conditions of Section 9.8 thereof.
          “Floating Rate Notes” is defined in Recital B hereto.
          “Floating Rate Note Purchase Agreement” is defined in Recital B hereto.
          “Improvements” means all buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements, improvements and appurtenances now standing, or at any time hereafter constructed or placed, upon the land described above.
          “Indebtedness Hereby Secured” is defined in Recital C hereto.
          “Indemnified Liabilities” is defined in Section 2.16 of this Mortgage.
          “Lease Assignment” shall mean the assignment of the Leases and Rents set forth in Granting Clause Second and Section 2.11 of this Mortgage.
          “Leases” is defined in Granting Clause Second of this Mortgage.
          “Mortgaged Property” is defined in the Recitals hereto.
          “Mortgagee” shall mean Sun Life Assurance Company of Canada and its successors and assigns.

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          “Notes” shall mean, individually and collectively, the Fixed Rate Notes and the Floating Rate Notes.
          “Note Purchase Agreements” shall mean, individually and collectively, the Fixed Rate Note Purchase Agreement and the Floating Rate Note Purchase Agreement.
          “Obligations” shall mean, individually and collectively, the Fixed Rate Obligations and the Floating Rate Obligations.
          “Obligors” shall mean, individually and collectively, the Fixed Rate Obligors and the Floating Rate Obligors.
          “Permitted Encumbrances” is defined in Section 2.10 of this Mortgage.
          “Personal Property” shall mean the personal property described in Granting Clause Fourth of this Mortgage.
          “Rents” is defined in Granting Clause Second of this Mortgage.
          “Taxes” is defined in Section 2.9 of this Mortgage.
          “Uniform Commercial Code” shall mean the Uniform Commercial Code as in effect in the State of Ohio, as amended.
Section 2. General Covenants and Warranties.
          From and after the date of Closing and continuing so long as the Indebtedness Hereby Secured, remains unpaid, the Company covenants that:
     Section 2.1. Office for Notices. The Company will keep its mailing address at 8500 Station Street, Suite 100, Mentor, Ohio 44060 where notices, presentations and/or demands to or upon the Company in respect of the Indebtedness Hereby Secured, this Mortgage and the other Financing Agreements may be given or made, until such time as the Company shall so notify the Mortgagee in writing of any change of location of such office.
     Section 2.2. Utilities. The Company shall pay or cause to be paid when due all charges or fees for utilities and services supplied to the Mortgaged Property.
     Section 2.3. Payment of Certain Taxes. The Company covenants and agrees to pay all taxes, assessments and governmental charges or levies imposed upon this Mortgage or the Notes or any other Indebtedness Hereby Secured.
     Section 2.4. Ownership of Mortgaged Property. The Company covenants and warrants that it has good and marketable title to the Mortgaged Property hereinbefore conveyed to the Mortgagee free and clear of all liens, charges and encumbrances whatever except Permitted Encumbrances, and the Company has full right, power and authority to grant, warrant, mortgage,

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pledge, assign, sell, demise, bargain, hypothecate, convey, grant a security interest in, transfer and set over the same to the Mortgagee for the uses and purposes in this Mortgage set forth; and the Company will warrant and defend the title to the Mortgaged Property against all claims and demands whatsoever. Without limiting the foregoing, the Company represents and warrants that the Permitted Encumbrances do not in the aggregate impair the value of the Mortgaged Property or adversely affect the utility, structural integrity or beneficial enjoyment of the Mortgaged Property for the uses to which the Mortgaged Property is being put.
     Section 2.5. Further Assurances. The Company will, at its own expense, do, execute, acknowledge and deliver all and every further act, deed, conveyance, transfer and assurance necessary or proper for the better assuring, conveying, assigning and confirming unto the Mortgagee all of the Mortgaged Property, or property intended so to be, whether now owned or hereafter acquired.
     Section 2.6. Payment of Principal and Interest. The Company will duly and punctually pay the Indebtedness Hereby Secured according to the terms of the Notes, the Note Purchase Agreement, this Mortgage and the other Financing Agreements.
     Section 2.7. Maintenance of Mortgaged Property, Other Liens, Compliance with Laws, Etc. (a) The Company shall (i) subject to Sections 3 and 4 hereof, promptly repair, restore or rebuild or cause any such repair, restoration or rebuilding of, any buildings or improvements now or hereafter located on the Mortgaged Property which may become damaged or be destroyed, (ii) keep, or cause to be kept, the Mortgaged Property in good condition and repair, ordinary wear and tear excepted, without waste, and free from all claims, liens, charges and encumbrances other than Permitted Encumbrances, (iii) pay, or cause to be paid, when due any indebtedness which may be secured by a lien or charge on the Mortgaged Property which does not constitute a Permitted Encumbrance, and upon request exhibit satisfactory evidence of the discharge of such lien to the Mortgagee, (iv) comply with, or cause to be complied with, all requirements of law or municipal ordinances with respect to the Mortgaged Property and the use thereof (including, without limitation, any law or municipal ordinance with respect to environmental protection or hazardous wastes), failure to comply with which would result in any material interference with the use or operation of the Mortgaged Property by the Company, (v) promptly procure, maintain and comply with, or cause to be promptly procured, maintained and complied with, all permits, licenses and other authorizations required for the use of the Mortgaged Property or any erection, installation, operation and maintenance of the Mortgaged Property or any part thereof, and (vi) make no material alterations in said Mortgaged Property except as required by law or municipal ordinance.
          (b) The Company may, or may permit any tenant to, (i) construct upon the Mortgaged Property additional buildings, structures and other improvements and (ii) install, assemble and place upon the Mortgaged Property any trade fixtures, signs, furniture, furnishings, equipment, machinery and other tangible personal property used or useful in the business of the Company or any tenant or any subtenant, as the case may be, whether or not classified as fixtures under applicable law. All such buildings, structures and other improvements shall be and remain part of the realty and shall be subject to this Mortgage. Such trade fixtures, signs, furniture, furnishings, equipment, machinery and other tangible personal property shall be and remain the

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property of the Company or any tenant as the case may be, shall not be deemed part of the Mortgaged Property for purposes of condemnation or casualty, and the Company or any tenant, as the case may be, may remove the same from the Mortgaged Property at any time prior to the expiration or earlier termination of this Mortgage, provided that the Company, at its expense, shall repair or shall cause any tenant to repair any damage to the Mortgaged Property resulting from such removal.
          (c) Any repair, restoration, rebuilding, substitution, replacement, modification, alteration of or addition to the Mortgaged Property pursuant to this Section 2.7 must not impair the market value or usefulness of the Mortgaged Property for use in the ordinary course of business; shall be expeditiously performed in a good and workmanlike manner and be completed in compliance with all laws, ordinances, orders, rules, regulations and requirements applicable thereto, including to the extent necessary to maintain in full force and effect the policies of insurance required by Section 2.8 hereof. All costs and expenses of each such repair, restoration, rebuilding, substitution, replacement, the discharge of all liens filed against the Mortgaged Property arising out of the same, together with all costs and expenses necessary to obtain any permits or licenses required in connection therewith shall be promptly paid by the Company or any tenant.
          (d) The Company will only use and operate the Mortgaged Property, or permit the same to be used and operated, for any lawful purpose. The Company will not initiate, join in, acquiesce in, or consent to any change in any legal requirements, limiting or defining the use that may be made of the Mortgaged Property without the express written consent of the Mortgagee (which consent shall not be unreasonably withheld). If, under applicable zoning provisions, the use of all or a portion of the Mortgaged Property is or will become a nonconforming use, the Company will not cause or permit such nonconforming use to be discontinued or abandoned without the Mortgagee’s express written consent.
          (e) Prior to entering into any management agreement or other agreement with respect to the management of the Mortgaged Property, the Company shall execute and deliver to Mortgagee, or cause to be executed and delivered to Mortgagee, a subordination of management agreement, in form and substance satisfactory to Mortgagee, pursuant to which the party who shall act as manager of the Mortgaged Property under such management agreement shall, among other things, subordinate its right to payment for services rendered in managing the Mortgaged Property to the payment of the Indebtedness Hereby Secured.
     Section 2.8. Insurance. The Company will continuously maintain, or will cause to be continuously maintained, the insurance coverages required in Section 9.2 of each of the Note Purchase Agreements, including with respect to the Mortgaged Property.
     Section 2.9. Payment of Taxes and Other Charges. (a) The Company will pay and discharge (if they are not otherwise paid by a tenant under any Lease), before the same shall become delinquent, together with interest and penalties thereon, if any, (i) all taxes, assessments (including assessments for benefits from public works or improvements whenever begun or completed), levies, fees, water, sewer, electrical and other utility service rents and charges, and all other governmental charges, general and special, ordinary and extraordinary, and whether or

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not within the contemplation of the parties hereto, which are at any time levied upon or assessed against it or the Mortgaged Property or any part thereof or upon this Mortgage or the Indebtedness Hereby Secured, or upon the revenues, rents, issues, income and profits in respect of the Mortgaged Property, or arising in respect of the occupancy, use or possession thereof, which failure to pay would result in the creation of a lien upon the Mortgaged Property or any part thereof, or upon the revenues, rents, issues, income and profits of the Mortgaged Property or in the diminution thereof or would result in any material interference with the use or operation of the Mortgaged Property by the Company, (ii) all franchise, excise and other taxes, fees and charges assessed, levied or imposed in respect of its existence or its right to do business in any state, (iii) all income, excess profits, excise, sales, franchise, gross receipts and other taxes, duties or imposts, whether of a like or different nature, assessed, levied or imposed by any governmental authority on it or the Mortgaged Property, or any portion thereof, or upon the revenues, rents, issues, income and profits of the Mortgaged Property if the failure to pay any such tax, duty or impost might result in the creation of a lien upon any asset of the Company or the Mortgaged Property or any part thereof or upon the revenues, rents, issues, income and profits of the Mortgaged Property or in the diminution thereof, and whether or not any such tax, duty or impost is payable directly by the Company or is subject to withholding at the source and (iv) all lawful claims and demands of mechanics, laborers, materialmen and others which, if unpaid, might result in the creation of a lien on the Mortgaged Property or upon the revenues, rents, issues, income and profits of the Mortgaged Property and, in general, will do or cause to be done everything necessary so that the lien hereof shall be fully preserved, at the cost of the Company, without expense to the Mortgagee (items (i) through (iv), inclusive, are collectively, the “Taxes”).
          (b) After prior written notice to the Mortgagee, the Company, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any of the Taxes, provided that (i) no Event of Default has occurred and is continuing under any of the Financing Agreements, (ii) such proceeding shall suspend the collection of the Taxes from the Company and from the Mortgaged Property or the Company shall have paid all of the Taxes under protest, (iii) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which the Company is subject and shall not constitute a default thereunder, (iv) neither the Mortgaged Property nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, cancelled or lost and (v) the Company shall have maintained adequate reserves for the payment of the Taxes, together with all interest and penalties thereon, unless the Company has paid all of the Taxes under protest, or the Company shall have furnished the security as may be required in the proceeding, or as may be reasonably requested by the Mortgagee to insure the payment of any contested Taxes, together with all interest and penalties thereon.

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     Section 2.10. Limitation on Liens. Except for Permitted Encumbrances (as defined in the respective Note Purchase Agreements) and the encumbrances of record as of the date of this Mortgage as shown on the ALTA Policy and accepted by the Mortgagee, (all of the foregoing, collectively, “Permitted Encumbrances”), the Company shall keep the Mortgaged Property free and clear of all liens, encumbrances, easements, covenants, conditions, restrictions and reservations.
     Section 2.11. Assignment; Obligations and Terms Respecting the Leases.
          (a) Assignment of Leases and Rents.
     (i) As additional security for the Indebtedness Hereby Secured, the Company hereby assigns and transfers to the Mortgagee, all of the Company’s right, title and interest in and to all Leases and Rents from the Mortgaged Property and each and every part thereof, including all present and future Leases and rental agreements, for the purpose of securing the Indebtedness Hereby Secured. The Company agrees not to default in performing its material obligations under any Lease or rental agreement with respect to the Mortgaged Property or any part thereof. This assignment may be enforced by the Mortgagee at any time during the existence of an Event of Default hereunder without regard to the adequacy of the security hereof or the solvency of the Company, by any one or more of the following methods: (A) the appointment of a receiver; (B) the Mortgagee’s taking possession of the Mortgaged Property; (C) the collection by the Mortgagee of any moneys payable under Leases, purchase agreements or rental agreements directly from the parties obligated to make such payment; (D) the obtaining of an injunction and (E) any other method permitted by law. This assignment shall constitute a perfected, absolute and present, irrevocable, currently effective assignment of Rents, and is intended to comply fully with the applicable law of the State of Ohio and any other applicable law, and to afford the Mortgagee, to the fullest extent allowed by law, the rights and remedies of a mortgage lender or secured lender pursuant thereto; provided, however, that, prior to the occurrence of an Event of Default, the Company shall have a conditional license and opportunity to collect (but not more than one (1) month in advance) all Rents and to use the same for payment of all sums which the Company is required to pay by the terms hereof and the Indebtedness Hereby Secured, before using the same for any other purpose.
     (ii) Receipt by the Mortgagee of Rents shall not constitute a waiver of any right that the Mortgagee may enjoy under this Mortgage or under the laws of the State of Ohio, nor shall the receipt and application of any Rents cure any Event of Default hereunder nor affect any foreclosure proceeding or any sale authorized by this Mortgage and the laws of the State of Ohio. There shall be no merger of the leasehold estates, created by the Leases, with the fee estate of the Mortgaged Property without the prior written consent of the Mortgagee.
     (iii) This assignment shall extend to and cover any and all extensions and renewals of existing and future Leases and to any and all present and future rights against guarantors of any such obligations and to any and all Rents, issues and profits collected

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under Leases or other rentals. This assignment is given to facilitate payment and performance of the Indebtedness Hereby Secured. The Mortgagee shall not be obligated to perform or discharge any obligation, duty or liability under any Lease or under or by reason of this assignment until the Mortgagee, following the enforcement of its rights hereunder, succeeds to the Company’s interest in all or any part of the Mortgaged Property subject to any such Lease and/or under any such Lease (“Acquisition Date”), and the Company shall and does hereby agree to indemnify, defend and to hold the Mortgagee harmless from any liability, loss or damage that it might incur under any Lease prior to the Acquisition Date or under or by reason of this assignment prior to the Acquisition Date and from any claims and demands whatsoever that may be asserted against it by reason of any alleged obligations or undertakings on the Mortgagee’s part prior to the Acquisition Date. Unless otherwise specified by the Mortgagee in writing, all existing and future Leases for the use or occupancy of all or any part of the Mortgaged Property shall be subordinate to the lien of this Mortgage. The Mortgagee is hereby authorized to notify all lessees and tenants of the Mortgaged Property of the existence of any and all such assignments. The Mortgagee hereby authorizes and directs the lessees and tenants of the premises that during the existence of an Event of Default, and upon written notice from the Mortgagee, all payments required under said Leases and rental agreements or in any way respecting the same, shall be made directly to the Mortgagee as they become due. The Company hereby relieves said purchasers, lessees and tenants from any liability to the Company by reason of said payments being made to the Mortgagee. With or without exercising the rights set forth in Section 5.2 hereof, the Mortgagee is authorized to give such written notice to tenants at any time during the existence of an Event of Default hereunder.
     (iv) All Rents, profits, issues or income derived from the Mortgaged Property that are collected by the Mortgagee during the existence of an Event of Default shall be applied in the manner provided for in Section 5 hereof in respect of proceeds and avails of the Mortgaged Property.
          This assignment is a perfected present, absolute, direct and unconditional assignment and transfer of all the Company’s right, title and interest in and to, but not the obligations under, the Leases and the Rents made in consideration of the loan by Mortgagee to the Company and as additional security for the repayment of the Indebtedness Hereby Secured.
          (b) Obligations and Terms Respecting the Leases.
     (i) The Company shall (A) provide the Mortgagee with a copy of each proposed Lease or amendment to Lease and with any information reasonably requested by the Mortgagee regarding the proposed or existing tenant thereunder and (B) obtain the Mortgagee’s prior written consent (not to be unreasonably withheld, conditioned or delayed) to any new Lease. Notwithstanding anything to the contrary, no consent shall be required for any Lease to an Affiliate.
     (ii) The Company will punctually perform all obligations, covenants and agreements by it to be performed under the Leases strictly in accordance with the terms

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thereof, and will at all times do all things necessary to compel performance by any tenant under the Leases of all covenants and agreements by them to be performed under the Leases. The Company will take no action and permit no action to be taken by other Persons which will release any tenant under the Leases from their obligations and liabilities under the Leases, or result in the termination, amendment or modification of, or impair the validity of, the Leases. The Company will give to the Mortgagee notice of all defaults by any tenant under the Leases promptly after they have become known to the Company. Neither this Mortgage nor any action or inaction on the part of the Mortgagee shall constitute an assumption on the part of the Mortgagee of any obligation to any tenant under the Leases or any other Person under the Leases. No action or inaction on the part of the Company shall adversely affect or limit in any way the rights of the Mortgagee under this Mortgage, or, through this Mortgage, under the Leases.
     (iii) The Company will not, except with the prior written consent of the Mortgagee, take or suffer to be taken any action or consent to or permit any prepayment or discount of Rents or payment of Rents more than one month in advance, under the Leases.
     (iv) The Company will not, without the prior written consent of the Mortgagee:
     (A) terminate, modify or accept a surrender of, or exercise any recapture rights with respect to, or offer or permit any termination, modification or surrender of, the Leases, or any reciprocal easement or restrictive covenant agreement or similar agreement running with the land or create or consent to the creation or existence of any mortgage or other lien to secure the payment of indebtedness upon the landlord’s interest under the Leases or any part thereof; or
     (B) other than to the Mortgagee, assign, transfer or hypothecate any Rents or other payment due or to become due under the Leases or anticipate any Rents or other payment thereunder.
     (v) The Company hereby agrees to send to the Mortgagee, in accordance with Section 6.3 hereof, copies of all notices and all other instruments or communications required or permitted to be given by the Company under the Lease pursuant thereto.
     (vi) The Company agrees that it will not enter into any agreement subordinating, amending, supplementing, hypothecating, waiving, discharging or terminating the Leases or this Mortgage without the Mortgagee’s prior written consent thereto, and that any attempted subordination, amendment, supplement, hypothecation, waiver, discharge or termination without such consent shall be void. In the event that the Leases shall be amended or supplemented as herein permitted, the Leases as so amended or supplemented shall continue to be subject to the provisions of this Mortgage without the necessity of any further act by any of the parties hereto.

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     (vii) The Lease Assignment set forth in this Section 2.11 and Granting Clause Second of this Mortgage shall run with the land and be good and valid against the Company or those claiming by, under or through the Company, from the date hereof and such assignment shall continue to be operative during the foreclosure or any other proceeding taken to enforce this Mortgage. In the event of a sale or foreclosure which shall result in a deficiency, such assignment shall stand as security during the redemption period for the payment of such deficiency. The Mortgagee shall be permitted, at its sole option, to exercise remedies under such assignment separately from remedies exercised against other portions of the Mortgaged Property.
     Section 2.12. Advances. If the Company shall fail to comply with the covenants contained herein or in the Note Purchase Agreement or in any other Financing Agreement and incorporated herein by reference, the Mortgagee, after five (5) days’ prior written notice to the Company, and without waiving or releasing any obligation or Default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of the Company, and may enter upon the Mortgaged Property or any part thereof for such purpose and take all such action thereon as, in the opinion of the Mortgagee, may be necessary or appropriate therefor. All sums so paid by the Mortgagee and all costs and expenses (including without limitation, reasonable attorneys’ fees and expenses) so incurred, together with interest thereon at the Default Rate from the date of payment or incurrence, shall be secured hereby in priority to the indebtedness evidenced by the Notes and shall be paid by the Company to the Mortgagee on demand. The Mortgagee in making any payment authorized under this Section relating to taxes or assessments may do so according to any bill, statement or estimate procured from the appropriate public office without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien or title or claim thereof.
     Section 2.13. Recording. The Company will, at its own expense, cause this Mortgage, any Lease (or a memorandum thereof), all supplements hereto and thereto, and any financing statements and continuation statements required by law, including the Uniform Commercial Code, in respect hereof and thereof at all times to be kept recorded and filed at its own expense in such manner and in such places as may be required by law in order to fully preserve and protect the rights of the Mortgagee hereunder and thereunder, and will furnish to the Mortgagee promptly after the execution and delivery of this Mortgage, any Lease, and each supplement hereto and thereto an opinion of counsel stating that, in the opinion of such counsel, this Mortgage, such Lease (or a memorandum thereof), or such supplement, as the case may be, has been properly recorded or filed for record so as to make effective of record the lien intended to be created hereby and/or thereby. The Company hereby specifically consents to any financing statements and/or financing statements and continuation statements or other filings related to this Mortgage being made electronically, to the extent permitted by law. Additionally, the Company hereby specifically consents to any other financing statements and/or financing statements and continuation statements or other filings related to this Security Agreement and/or this Mortgage being made electronically, to the extent permitted by law, or otherwise. The Company hereby authorizes the Mortgagee and its agents or counsel to file, in the name of the Company or otherwise, financing statements and continuation statements with regard to any filed financing statements. The Company hereby irrevocably appoints the Mortgagee, or any agent designated

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by the Mortgagee, its true and lawful attorney-in-fact, which power is coupled with an interest and with full power of substitution, to execute, acknowledge, file and deliver financing statements in the name of the Company. Furthermore, the Company hereby authorizes Chapman and Cutler LLP, and/or the Mortgagee and its agents or counsel to file financing statements that indicate the collateral as all assets of the Company or words of similar effect, on behalf of the Company. The Company also hereby ratifies its authorization for Chapman and Cutler LLP, the Mortgagee and its agents or counsel to have filed in any jurisdiction any Uniform Commercial Code financing statements or amendments thereto if filed prior to the date of Closing. The Company shall not terminate, amend or file a correction statement with respect to any financing statement or fixture filing filed pursuant to this Security Agreement and/or this Mortgage without the Mortgagee’s prior written consent.
     Section 2.14. After-Acquired Property. Any and all property hereafter acquired which is of the kind or nature described in the Granting Clauses hereof and is or intended to become a part thereof, shall ipso facto, and without any further conveyance, assignment or act on the part of the Company or the Mortgagee become and be, subject to the lien of this Mortgage as fully and completely as though specifically described herein; but nevertheless the Company shall from time to time, if requested by the Mortgagee, execute and deliver any and all such further assurances, conveyances and assignments thereof as the Mortgagee may reasonably require for the purpose of expressly and specifically subjecting to the lien of this Mortgage any and all such property.
     Section 2.15. Environmental Indemnity. The Company agrees to defend, indemnify and hold the Mortgagee harmless from and against any and all costs, penalties, damages, expenses, and/or liabilities (including reasonable attorneys’ fees) which Mortgagee may suffer as a result of a claim, suit, or action regarding the existence (or claimed existence) on or under the Mortgaged Property of any Hazardous Material (as defined in the Note Purchase Agreement) (whether caused by the Company, any Indemnitor, or any tenant under a Lease or any other party), and/or regarding the removal, remediation and clean-up of same.
     Section 2.16. General Indemnity. In addition to any other indemnifications provided herein, or in the other Financing Agreements, the Company will, at its sole cost and expense protect, defend, indemnify and save harmless the Mortgagee on an after-tax basis from and against all liabilities, losses, damages, demands, claims, obligations, suits or other proceedings (including, causes of action, litigation and defenses), settlement proceeds, fines, penalties, assessments, citations, directives, judgments, fees, costs, disbursements or other expenses of any kind or of any nature whatsoever (including, reasonable attorneys’, consultants’, and experts’ fees and disbursements actually incurred in investigating, defending, settling or prosecuting any demand, claim, obligation, suit or other similar proceeding (collectively, “Indemnified Liabilities”) (except to the extent caused solely by the gross negligence or willful misconduct of the Mortgagee) which may be imposed on, incurred by or asserted or awarded against the Mortgagee because of (i) ownership of the Financing Agreements, the Mortgaged Property or receipt of any Rents; (ii) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Mortgaged Property or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (iii) any use, non-use or condition in, on or about the Mortgaged Property or on adjoining sidewalks, curbs, adjacent property or

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adjacent parking areas, streets or ways; (iv) any failure on Company’s part to perform or comply with any of the terms of the Financing Agreements; (v) the performance of any labor or services or the furnishing of any materials or other property in respect of the Mortgaged Property; (vi) to the extent not covered by insurance, any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to Hazardous Materials or asbestos; (vii) the Mortgaged Property’s failure to comply with any legal requirements; (viii) the occupation, condition, operation, service, design, maintenance or management of the Mortgaged Property; and (ix) any tax, duty, assessment or other charge imposed by any governmental authority on the making and recording of this Mortgage. Any Indemnified Liabilities payable to the Mortgagee because of the application of this Section 2.16 will be secured by this Mortgage and will become immediately due and payable and will bear interest at the Default Rate from the date such Indemnified Liability is sustained by the Mortgagee until paid. The Company’s obligations and liabilities under this Section 2.16 will survive any termination, satisfaction or assignment of the Financing Agreements and the exercise by the Mortgagee of any of its rights or remedies under the Financing Agreements including, the acquisition of the Mortgaged Property by foreclosure or a conveyance in lieu of foreclosure as to events occurring prior thereto.
     Section 2.17. No Forfeiture. The Company represents and warrants to the Mortgagee that, as of the date of Closing, the Company has not committed any act or omission affording any governmental authority the right of forfeiture against the Mortgaged Property or any monies paid in performance of the Company’s obligations under the Financing Agreements. The Company agrees not to commit, permit or suffer to exist any act, omission or circumstance affording such right of forfeiture. In furtherance thereof, the Company indemnifies the Mortgagee and agrees to defend and hold the Mortgagee harmless from and against any costs because of the breach of the agreements or the representations and warranties set forth in this Section 2.17.
Section 3. Possession, Use and Release of Property.
     Section 3.1. The Company’s Right of Possession. Provided no Default or Event of Default has occurred and is continuing, the Company shall be permitted to remain in full possession, enjoyment and control of the Mortgaged Property subject always to the observance and performance of the terms of this Mortgage and the other Financing Agreements.
     Section 3.2. Eminent Domain. The Company, immediately upon obtaining knowledge of the institution of any proceedings for the condemnation of the Mortgaged Property or any portion thereof, shall notify the Mortgagee of the pendency of such proceedings. The Mortgagee may participate in any such proceedings, and the Company from time to time will deliver or cause to be delivered to the Mortgagee all instruments requested by it to permit such participation. In the event of such condemnation proceedings, the award or compensation payable to the Company shall be paid to the Mortgagee, and such award or compensation shall be retained by the Mortgagee as part of the Mortgaged Property and applied in accordance with Section 4.1 hereof. The Mortgagee shall be under no obligation to question the amount of the award or compensation and the Mortgagee may accept any such award or compensation. In any such condemnation proceedings the Mortgagee may be represented by counsel, whose reasonable costs and disbursements shall be paid by the Company.

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Section 4. Application of Insurance and Certain Other Moneys Received by the Mortgagee.
     Section 4.1. Casualty and Condemnation; Insurance Proceeds and Awards. All amounts received by or payable to the Mortgagee from time to time which constitute insurance proceeds in respect of any damage to or destruction or condemnation of the Mortgaged Property or any part thereof, condemnation awards or compensation covering the Mortgaged Property shall be applied as set forth in Section 9.2 of each of the respective Note Purchase Agreements.
     Section 4.2. Title Insurance. Any moneys received by the Mortgagee as payment for any loss under any policy of title insurance which was delivered by the Company shall be paid and applied in the same manner contemplated by Section 5.3 hereof.
     Section 4.3. Application If Event of Default Exists. Notwithstanding anything to the contrary contained in this Section 4, if an Event of Default has occurred and is continuing to the knowledge of the Mortgagee, all amounts received by the Mortgagee under this Mortgage shall be applied in the manner provided for in Section 5 hereof in respect of proceeds and avails of the Mortgaged Property.
Section 5. Defaults and Remedies Therefor.
     Section 5.1. Events of Default. The occurrence of an “Event of Default” under the terms of, and as defined in, each Note Purchase Agreement shall constitute an Event of Default under this Mortgage.
     Section 5.2. Remedies. When any Event of Default has occurred and is continuing, the Mortgagee may exercise any one or more or all, and in any order, of the remedies hereinafter set forth, it being expressly understood that no remedy herein conferred is intended to be exclusive of any other remedy or remedies; but each and every remedy shall be cumulative and shall be in addition to every other remedy given herein or now or hereafter existing at law or in equity or by statute:
     (a) The Mortgagee personally or by agents or attorneys may, to the extent permitted by law (i) enter into and take possession of all or any part of the Mortgaged Property, and may forthwith use, operate, manage, insure, repair and improve the Mortgaged Property and take any other action which, in the Mortgagee’s judgment, is necessary or proper to conserve the value of the Mortgaged Property, (ii) collect and receive all earnings, revenues, rents, issues, profits and income from the Mortgaged Property or any part thereof (and for such purpose the Company does hereby irrevocably constitute and appoint the Mortgagee its true and lawful attorney-in-fact for it and in its name, place and stead to receive, collect and receipt for all of the foregoing, the Company irrevocably acknowledging that any payment made to the Mortgagee hereunder shall be a good receipt and acquittance against the Company to the extent so made), (iii) pay all principal charges including taxes and assessments levied thereon and operating and maintenance expenses and all disbursements and liabilities of the Company hereunder and (iv) apply the net proceeds arising from any such operation of the Mortgaged

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Property as provided in Section 5.2 hereof in respect of the proceeds of a sale of the Mortgaged Property. The right to enter and take possession of the Mortgaged Property and use any personal property therein, to manage, operate and conserve the same, and to collect the rents, issues and profits thereof, shall be in addition to all other rights or remedies of the Mortgagee hereunder or afforded by law, and may be exercised concurrently therewith or independently thereof. The expenses (including any reasonable receiver’s fees, counsel fees, costs and agent’s compensation) incurred pursuant to the powers herein contained shall be secured hereby which the Company promises to pay upon demand together with interest at the Default Rate. The Mortgagee shall not be liable to account to the Company for any action taken pursuant hereto other than to account for any rents actually received by the Mortgagee. Without taking possession of the Mortgaged Property, the Mortgagee may, in the event the Mortgaged Property becomes vacant or is abandoned, take such steps as it deems appropriate to protect and secure the Mortgaged Property (including hiring watchmen therefor) and all costs incurred in so doing shall constitute so much additional Indebtedness Hereby Secured payable upon demand with interest thereon at the Default Rate.
     (b) The Mortgagee may, if at the time such action may be lawful and always subject to compliance with any mandatory legal requirements, either with or without taking possession and either before or after taking possession, and without instituting any legal proceedings whatsoever, and having first given notice of such sale to the Company at least thirty (30) days prior to the date of such sale and having given any other notice which may be required by law, sell and dispose of said Mortgaged Property or any part thereof at public auction or private sale to the highest bidder, which may be the Company in one lot as an entirety or in separate lots (the Company for itself and for all who may claim by, through or under it hereby expressly waiving and releasing all rights to have the Mortgaged Property marshalled to the extent permitted by law), and either for cash or on credit and on such terms as the Mortgagee may determine and at any place (whether or not it be the location of the Mortgaged Property or any part thereof) designated in the notice above referred to. Any such sale or sales may be adjourned from time to time by announcement at the time and place appointed for such sale or sales or for any such adjourned sale or sales, without further published notice.
     (c) The Mortgagee may proceed to protect and enforce its rights by a suit or suits in equity or at law, or for the specific performance of any covenant or agreement contained herein or in the Notes, or in aid of the execution of any power herein or therein granted, or for the foreclosure of this Mortgage, or for the enforcement of any other appropriate legal or equitable remedy. Upon the bringing of any suit to foreclose this Mortgage or to enforce any other remedy available hereunder, the plaintiff shall be entitled as a matter of right, without notice and without giving bond to the Company or anyone claiming under, by or through it, and without regard to the solvency or insolvency of the Company or the then value of the Mortgaged Property, to apply to an appropriate court to have a receiver appointed of all the Mortgaged Property and of the earnings, income, rents, issues, profits and proceeds thereof, with such power as the court making such appointment shall confer and the Company does hereby irrevocably consent to such appointment.

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     (d) In case of any sale of the Mortgaged Property, or of any part thereof, pursuant to any judgment or decree of any court or otherwise in connection with the enforcement of any of the terms of this Mortgage, the Mortgagee may bid and become the purchaser, and the purchaser or purchasers, for the purpose of making settlement for or payment of the purchase price, shall be entitled to turn in and use the Notes and any claims for interest and premium matured and unpaid thereon, in order that there may be credited as paid on the purchase price the sum apportionable and applicable to the Notes, including principal and interest and premium thereof, out of the net proceeds of such sale after allowing for the proportion of the total purchase price required to be paid in actual cash. If at any foreclosure proceeding the Mortgaged Property shall be sold for a sum less than the total amount of indebtedness for which judgment is therein given, the Mortgagee shall be entitled to the entry of a deficiency decree against the Company and against the property of the Company for the amount of such deficiency.
     (e) The Mortgagee shall have any and all rights and remedies (including, without limitation, extra judicial power of sale) provided to a secured party by the Uniform Commercial Code with respect to any and all parts of the Mortgaged Property which are and which are deemed to be governed by the Uniform Commercial Code. Without limiting the generality of the foregoing, the Mortgagee shall, with respect to any part of the Mortgaged Property constituting property of the type in respect of which realization on a lien or security interest granted therein is governed by the Uniform Commercial Code, have all the rights, options and remedies of a secured party under the Uniform Commercial Code, including, without limitation, the right to the possession of any such property, or any part thereof, and the right to enter without legal process any premises where any such property may be found. Any requirement of said Uniform Commercial Code for reasonable notification shall be met by mailing written notice to the Company at its address set forth in Section 6.2 at least thirty (30) days prior to the sale or other event for which such notice is required.
     Section 5.3. Application of Proceeds. The purchase money proceeds and/or avails of any sale of the Mortgaged Property, or any part thereof, and the proceeds and the avails of any remedy hereunder and/or amounts held pursuant to Section 4 hereof shall be paid to and applied as follows:
     (a) first, to the payment of costs and expenses of foreclosure or suit, if any, and of such sale, and to the extent permitted by applicable law, the reasonable compensation of the Mortgagee, its agents, attorneys and counsel and of all proper expenses, liability and advances incurred or made hereunder by the Mortgagee, and of all taxes, assessments or liens superior to the lien of these presents, except any taxes, assessments or other superior lien subject to which said sale may have been made; and
     (b) second, to the amount then owing or unpaid on the Notes for principal, premium, if any, and interest; and in case such proceeds shall be insufficient to pay in full the whole amount so due, owing or unpaid upon the Notes, then to the Mortgagee, with application on the Notes to be made, first, to unpaid premium, if any, second, to the unpaid interest thereon, and third, to unpaid principal thereof; and

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     (c) third, to the payment of any other Indebtedness Hereby Secured; and
     (d) fourth, to the payment of the surplus, if any, to the Company, its successors and assigns, or to whomsoever may be lawfully entitled to receive the same.
     Section 5.4. Waiver of Extension, Appraisement and Stay Laws. The Company covenants that, upon the occurrence of an Event of Default and the acceleration of the Indebtedness Hereby Secured pursuant to Section 5.2 and to the extent that such rights may then be lawfully waived, it will not at any time thereafter insist upon or plead, or in any manner whatever claim or take any benefit or advantage of, any stay or extension or moratorium law now or at any time hereafter in force, or claim, take or insist upon any benefit or advantage of or from any law now or hereafter in force providing for the valuation or appraisement of the Mortgaged Property or any part thereof prior to any sale or sales thereof to be made pursuant to any provision herein contained, or to the decree, judgment or order of any court of competent jurisdiction or, after confirmation of any such sale or sales claim or exercise any right under any statute now or hereafter made or enacted by any state or otherwise to redeem the property so sold or any part thereof, and hereby expressly waives for itself and on behalf of each and every Person, all benefit and advantage of any such law or laws which would otherwise be available to any such Person in connection with the enforcement of any of the Mortgagee’s remedies hereunder; and covenants that it will not in connection with any such enforcement proceedings invoke or utilize any such law or laws or otherwise hinder, delay or impede the execution of any power herein granted and delegated to the Mortgagee but will suffer and permit the execution of every such power as though no such law or laws had been made or enacted. The Company hereby waives any and all rights of redemption from sale under any order or decree of foreclosure pursuant to rights herein granted, on behalf of the Company, and each and every Person acquiring any interest in, or title to the Mortgaged Property described herein subsequent to the date of this Mortgage, and on behalf of all other Persons to the extent permitted by applicable law.
     Any sale, whether under any power of sale hereby given or by virtue of judicial proceedings, shall operate to divest all right, title, interest, claim and demand whatsoever, either at law or in equity, of the Company in and to the property sold and shall be a perpetual bar, both at law and in equity, against the Company, its successors and assigns, and against any and all persons claiming the property sold or any part thereof under, by or through the Company, its successors or assigns.
     Section 5.5. Costs and Expenses of Foreclosure. In any suit to foreclose the lien hereon there shall be allowed and included as additional Indebtedness Hereby Secured in the decree for sale all reasonable expenditures and expenses which may be paid or incurred by or on behalf of the Mortgagee for attorney’s fees, appraiser’s fees, outlays for documentary and expert evidence, stenographic charges, publication costs and costs (which may be estimated as the items to be expended after the entry of the decree) of procuring all such abstracts of title, title searches and examination, guarantee policies, and similar data and assurances with respect to title as the Mortgagee may deem to be reasonably necessary either to prosecute any foreclosure action or to evidence to the bidder at any sale pursuant thereto the true condition of the title to or the value of the Mortgaged Property, all of which expenditures shall become so much additional

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Indebtedness Hereby Secured which the Company agrees to pay and all of such shall be immediately due and payable with interest thereon from the date of expenditure until paid at the Default Rate.
     Section 5.6. Delay or Omission Not a Waiver. No delay, failure or omission of the Mortgagee to exercise any right, power or remedy arising from any default on the part of the Company shall exhaust or impair any such right or power or prevent its exercise during the continuance of such default. No waiver by the Mortgagee of any such default, whether such waiver be full or partial, shall extend to or be taken to affect any subsequent default, or to impair the rights resulting therefrom, except as may be otherwise provided herein. No right, power or remedy hereunder is intended to be exclusive of any other right, power or remedy but each and every right, power and remedy shall be cumulative and in addition to any and every other right, power and remedy given hereunder or otherwise existing. Nor shall the giving, taking or enforcement of any other or additional security, collateral or guaranty for the payment of the Indebtedness Hereby Secured operate to prejudice, waive or affect the security of this Mortgage or any rights, powers or remedies hereunder; nor shall the Mortgagee be required to first look to, enforce or exhaust such other or additional security, collateral or guaranties.
     Section 5.7. Restoration of Positions. If the Mortgagee has instituted any proceeding to enforce any right or remedy under this Mortgage by foreclosure, entry or otherwise and such proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Mortgagee, then and in every such case the Company and the Mortgagee shall, subject to any determination in such proceeding, be restored to their former positions hereunder, and thereafter all rights and remedies of the Mortgagee shall continue as though no such proceedings had been instituted.
     Section 5.8. Notes to Become Due upon Sale. Upon any sale under or by virtue of this Mortgage, whether pursuant to foreclosure, power of sale or otherwise, the entire unpaid principal amount of the Notes shall, if not previously declared due and payable, immediately become due and payable, together with interest accrued thereon and premium, if any, and all other Indebtedness Hereby Secured, anything contrary in this Mortgage, the Notes or any other instrument serving the Notes notwithstanding.
Section 6. Miscellaneous.
     Section 6.1. Successors and Assigns. Whenever any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all the covenants, premises and agreements in this Mortgage contained by or on behalf of the Company, or by or on behalf of the Mortgagee, shall bind and inure to the benefit of the respective successors and assigns of such parties whether so expressed or not.
     Section 6.2. Severability. The unenforceability or invalidity of any provision or provisions of this Mortgage shall not render any other provision or provisions herein contained unenforceable or invalid.

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     Section 6.3. Addresses for Notices and Demands. All communications provided for herein shall be in writing and shall be deemed to have been given (unless otherwise required by the specific provisions hereof in respect of any matter) when received (or refused) delivered personally or when deposited in the United States mail, registered or certified, postage prepaid, or by prepaid overnight air courier, addressed as follows:

If to the Company:	[ ]
Attention: Thomas J. Smith, Chief Financial Officer
8500 Station Street, Suite 100
Mentor, Ohio 44060

If to the Mortgagee:	Sun Life Assurance Company of Canada
Attention: Nushi Kazemian — Private Fixed Income
150 King Street West, 3rd Floor
Toronto, Ontario M5H 1J9
Canada
or as to either party at such other address as such party may designate by notice duly given in accordance with this Section to the other party.
     Section 6.4. Headings and Table of Contents. The headings of the sections of this Mortgage and the table of contents are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.
     Section 6.5. Release of Mortgage. The Mortgagee shall release this Mortgage and the lien hereof by proper instrument or instruments upon payment in full of all Indebtedness Hereby Secured.
     Section 6.6. Counterparts. This Mortgage may be executed, acknowledged and delivered in any number of counterparts, each of such counterparts constituting an original but all together only one Mortgage.
     Section 6.7. Successor Mortgagee. The Mortgagee may, at any time, by instrument in writing, appoint a successor or successors to, or discharge and appoint a new Mortgagee in the place of, any Mortgagee named herein or acting hereunder, which instrument, executed and acknowledged by the Mortgagee, and recorded in the office of the County Recorder of the county wherein the Mortgaged Property is situated, shall be conclusive proof of the proper substitution of such successor or successors or new Mortgagee, who shall have all the estate powers, duties, rights and privileges of the predecessor Mortgagee.
     Section 6.8. Governing Law. This Mortgage should be construed in accordance with and governed by the laws of the State of Ohio.
     Section 6.9. Time. Time shall be of the essence for this Mortgage.

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     Section 6.10. Usury Savings Clause. Interest on the debt secured by this mortgage shall not exceed the maximum amount of nonusurious interest that may be contracted for, taken, reserved, charged, or received under law; any interest in excess of that maximum amount shall be credited on the principal of the debt or, if that has been paid, refunded. On any acceleration or required or permitted prepayment, any such excess shall be cancelled automatically as of the acceleration or prepayment or, if already paid, credited on the principal of the debt or, if the principal of the debt has been paid, refunded. This provision overrides other provisions in this and all other instruments concerning the debt.
[Signatures on Next Page]

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     In Witness Whereof, the Company has caused this Mortgage to be executed, all as of the day and year first above written.

[ ], an Ohio [ ]
By:
Name:
Title:

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This Mortgage is hereby accepted and agreed to as of the date first above written.

Sun Life Assurance Company of Canada
By:	/s/ John Chamberlain
	Name:	John Chamberlain
	Title:	Senior Director, :Private Fixed Income

By:	/s/ Paul Sinclair
	Name:	Paul Sinclair
	Title:	Managing Director, Head of Private Debt, Private Fixed

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